Agreement with the Office of the Comptroller of the Currency	12 Months Ended
Dec. 31, 2017
Agreement with the Office of the Comptroller of the Currency [Abstract]
Agreement with the Office of the Comptroller of the Currency
(16) Agreement with the Office of the Comptroller of the Currency

On July 21, 2015 Trustco Bank (the “Bank”), the wholly owned subsidiary of TrustCo Bank Corp NY, entered into a formal agreement (the “Agreement”) with the Comptroller of the Currency of the United States (the “OCC”). The Agreement relates to the findings of the OCC following an examination of the Bank. The Agreement requires the Bank to take various actions, within prescribed time frames, with respect to certain areas of the Bank. These include, among others, (i) establishment of a committee of at least three Directors to monitor and coordinate the Bank’s response to the Agreement; (ii) adoption of compliance plans to respond to the Agreement with the assistance of an independent qualified consultant; (iii) evaluation and implementation of improvements in corporate governance with the assistance of an independent qualified consultant; (iv) evaluation and implementation of improvements in internal audit; (v) development of a strategic plan; (vi) development of a revised capital plan consistent with the strategic plan; (vii) development, and implementation of improvements to the Bank’s loan review system; and (viii) such other necessary steps to address the issues and questions noted by the OCC in the Agreement. As noted above, the OCC has terminated the formal agreement with the Bank effective February 7, 2018. As a result of the termination of the agreement, the Bank will not be required to obtain prior OCC approval of proposed dividend payments to the Company, although the Bank will be required to provide prior notice of intended dividends to the Federal Reserve Board and the OCC.